Investment Objectives and Goals - Innovator Premium Income 20 Barrier ETF - October	Oct. 31, 2024
Prospectus [Line Items]
Risk/Return [Heading]	Innovator Premium Income 20 Barrier ETF™ – October
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]

The Fund seeks to provide investors, over the period from October 1, 2025 to September 30, 2026, with an investment that provides a high level of income through a Defined Distribution Rate of 7.29% (prior to taking into account management fees and other fees) and that is not subject to any losses experienced by the U.S. Equity Index that are at or below a 20% Barrier and is subject to initial losses experienced by the U.S. Equity Index beginning at the 20% Barrier and to the full extent of U.S. Equity Index losses on a one-to-one basis beginning at 21%.